Cincinnati Bell

Cincinnati Bell
Second Quarter 2011 Results

August 4, 2011

Cincinnati Bell

Today's Agenda

Performance Highlights
Jack Cassidy, President & Chief Executive Officer

Review of Wireline, Wireless, IT Services & Hardware
Ted Torbeck, President, Cincinnati Bell Communications

Review of Data Center Colocation and Financial Overview
Gary Wojtaszek, Chief Financial Officer

Question & Answer
Cincinnati Bell Management Team

Safe Harbor

This presentation and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as "expects," "anticipates," "predicts," "projects," "intends," "plans," "believes," "seeks," "estimates," "continues," "endeavors," "strives," "may," variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Cincinnati Bell

Non GAAP Financial Measures

This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, free cash flow (including the Company's definition of these terms), and net debt to comparable GAAP financial measures can be found on our website at www.cincinnatibell.com in the Investor Relations section.

Cincinnati Bell

Jack Cassidy

President and CEO

2011 2nd Quarter Highlights –
Strength in all segments allows for increase in Guidance

Net Revenue of $368 million is $29 million, or 9%, higher than Q2 2010

Adjusted EBITDA of $137 million is up $7 million, or 6%, year over year

Data Center Colocation continues to drive growth contributing $45 million of revenue and $26 million of Adjusted EBITDA

Wireline Revenue posts second consecutive sequential improvement despite persistent access line loss

- Highest quarterly revenue in 8 years
- Sequential revenue growth in 3 out of 4 segments
- Adjusted EBITDA Guidance raised to $545 million, plus or minus 2%, from $530 million
- CyrusOne continues to deliver results in line with expectations, including continued revenue growth and high Adjusted EBITDA margins

2011 2nd Quarter Segment Highlights

Data Center Colocation

- Revenue of $45 million, up 83% year-over-year driven largely by CyrusOne acquisition
- Adjusted EBITDA increased 98% over Q2 2010. CyrusOne Adjusted EBITDA margin of over 60%
- Utilization rate at 90% on 669K sq ft; 10K sq ft of new space constructed and sold in Q2

Wireline

- Second consecutive sequential increase in revenue
- Maintained an Adjusted EBITDA margin of 49% despite a 10% decline in high margin voice revenue
- Fioptics units passed increased to 90,000 from 83,000 at Q1 2011

Wireless

- Adjusted EBITDA of $24 million and Adjusted EBITDA margin of 34%
- Postpaid ARPU of $50.74 was equal to Q2 2010
- Postpaid smartphone subscribers now comprise 30% of total postpaid subscribers

IT Services & Hardware

- Revenue of $76 million, up $13 million or 22% from prior year
- Adjusted EBITDA of $4 million, up $2 million or 185% from prior year

Cincinnati Bell

2011 2nd Quarter Year over Year Change in Revenue

Revenues up $29 million or 9% over 2010


($'s in millions)
$339
($2)
($4)
$13
$20
$2
$368
Q2 2010
Wireline
Wireless
IT Svcs & HW
DC Colocation
Eliminations
Q2 2011

$20 million increase in Data Center Colocation

- Including $19 million increase from CyrusOne

$13 million increase in IT Services and Hardware

- $10 million or 23% increase in Telecom & IT Equipment
- $3 million or 19% increase in Managed Services & Professional Services

($4 million) decrease in Wireless

- Fewer postpaid subscribers
- Lower prepaid ARPU

($2 million) decrease in Wireline

- Growth products like Fioptics are mostly offsetting lower access line revenue
  - Access line loss was 6.92%

Cincinnati Bell

2011 2nd Quarter Year over Year Change in Adjusted EBITDA

Increase of $7 million or 6% year over year


($'s in millions)
$130
($2)
($4)
$2
$13
($2)
$137
Q2 2010
Wireline
Wireless
IT Svcs and HW
DC Colocation
Corporate
Q2 2011

$13 million increase in Data Center Colocation

- Full quarter of CyrusOne plus growth increased Adjusted EBITDA by 98%

$2 million increase in IT Services and Hardware

- Stronger revenue and improvement in Adjusted EBITDA margin

($4 million) decrease in Wireless

- Lower service revenue due to fewer postpaid subscribers

($2 million) decrease in Wireline

- Maintained Adjusted EBITDA margin of 49%

Cincinnati Bell

Ted Torbeck

President of Cincinnati Bell Communications

Cincinnati Bell

Wireline Revenue and Adjusted EBITDA

($'s in millions)


Wireline Performance
49%
48%
48%
49%
49%
$187
$92
$185
$89
$183
$88
$184
$90
$185
$90
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Revenue
Adj. EBITDA
Adj. EBITDA Margin


Wireline Adjusted EBITDA Year over Year Changes
$92
($8)
$6
$3
($3)
$90
Q2 2010
Voice Revenue
Revenue from Entertainment, Data & VoIP
Sourcing Savings
Growth Costs and Other
Q2 2011

Second consecutive quarter of Revenue growth

- Growth in Entertainment, Data, and VoIP products more than offset lower voice revenue
- Adjusted EBITDA margin maintained at 49%

Adjusted EBITDA decreased only 2% year over year

- Access line loss drove voice revenue decline of $8 million
- Growth from Fioptics contributed $2M
- Sourcing savings were offset by increases to support growth revenues and other costs

Fioptics Activity


Consumer
Entertainment Penetration
13%
25%
29%
31%
1
3
6
12
Months


Total Entertainment Subscribers
(in thousands)
21
25
28
31
34
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

Q2 2011 Fioptics subscribers

- 90K units passed
- 34K entertainment subs
- 33K internet subs
- 26K voice subs

Churn of 2.6% for the first half of 2011

- Low rate given our high concentration in multiple dwelling units (MDUs)

Fioptics consumer monthly ARPU of $122 is up from $113 in Q2 2010

High-Speed Internet Subscriber Activity

(In thousands)


High-Speed Internet Net Adds
1
2
2
3
(1)
3
4
4
4
3
(2)
(2)
(2)
(1)
(4)
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
DSL Net Adds
Fioptics Net Adds


High-Speed Internet Customers (DSL & Fioptics)
252
254
256
259
258
19
23
27
31
33
233
231
229
228
225
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
DSL
Fioptics (Including Cable)

Fioptics internet subscribers have increased by 72% from Q2 2010

258K high-speed internet subs at end of Q2 2011

- 225K DSL customers
- 33K Fioptics customers
- DSL migrations account for 1/3 of the shift in subscriber base

Churn of high-speed internet subscribers was 1.9%, consistent with Q2 2010

Access Line Loss – Consumer & Business

(In thousands)


Access Line Net Adds
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
(10)
(3)
(13)
(11)
(1)
(12)
(9)
(4)
(13)
(9)
(2)
(11)
(11)
(2)
(13)
Consumer Net Adds
Business Net Adds

Rates of loss of total access lines have improved from Q2 2010

- Loss rate is stable at 6.92% versus 7.11% in Q2 2010
- 7.39% ILEC access line loss improvement vs. 7.97% in Q2 2010

2,300 access line equivalents added in Q2 for VoIP customers

- More than offset the business access line loss in the quarter
- Including VoIP, access lines and equivalents loss rate was 4.74% in Q2 2011

Access line churn consistent with Q2 2010 at 1.4%

Wireless Revenue & Adjusted EBITDA


Wireless Performance
($'s in millions)
37%
33%
19%
37%
34%
$74
$73
$70
$71
$70
$27
$24
$13
$26
$24
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Revenue
Adj. EBITDA
Adj. EBITDA Margin


Wireless Customers
(In thousands)
510
501
509
504
487
152
152
158
162
156
358
349
351
342
331
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Prepaid
Postpaid

Wireless revenue declined year-over-year

- Service revenue fell by $4 million, or 6%, from Q2 2010 on 7% decline in postpaid subscribers

Adjusted EBITDA Margin at 34%

Postpaid churn was consistent with Q2 2010 at 2.2%

Cincinnati Bell

Postpaid ARPU and Smartphone Customers


Postpaid ARPU
$50.75
$50.31
$48.87
$48.90
$50.74
$11.82
$12.14
$11.92
$13.33
$14.72
$38.93
$38.17
$36.95
$35.57
$36.02
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Voice
Data


Smartphone Customers
(In thousands)
91
93
105
111
113
6
6
9
14
15
85
87
96
97
98
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Postpaid
Prepaid

Postpaid ARPU holding steady with Q2 2010

- $1.84, or 4%, increase in postpaid ARPU compared to Q1 2011
- $2.90 year-over-year increase in Data ARPU offsets the decline in voice

Continued smartphone plan growth

- Year-over-year growth of 24% in smartphone subscriber base
- Postpaid smartphones subscribers represent 30% of total postpaid subscribers vs 24% in Q2 2010
- Prepaid smartphone subscribers grew 150% from Q2 2010

Launched new 4G network in June 2011

- Faster connection speeds and new line-up of 4G handsets

Prepaid Wireless


Prepaid Service Revenue
($'s in millions)
$13.7
$13.7
$13.6
$14.2
$13.3
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011


Prepaid ARPU
$29.59
$29.90
$29.38
$29.52
$27.71
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

Prepaid subscriber base increased by 3,500 compared to Q2 2010

Prepaid churn of 6.3% was consistent with Q2 2010

Prepaid ARPU declined 6% from Q2 2010

- Competition is pressuring ARPU
- Customers are migrating to lower priced plans

IT Services and Hardware

($'s in millions)


Revenue
$62
$63
$78
$70
$76
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011


Adjusted EBITDA
2%
6%
9%
8%
5%
$1
$4
$7
$5
$4
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Adj. EBITDA
Adj. EBITDA Margin

Revenue increased 22% over prior year

- $10 million year-over-year increase in Telecom & IT Equipment
- $3 million year-over-year increase in Managed and Professional Services

Adjusted EBITDA improved year over year by 185%

Cincinnati Bell

Gary Wojtaszek

Chief Financial Officer

Data Center Colocation
Revenue and Adjusted EBITDA

Cincinnati Bell℠

($ in millions)

Data Center Colocation Performance


53%
57%
58%
55%
57%
$25
$13
$40
$23
$41
$24
$43
$24
$45
$26
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Revenue
Adj. EBITDA
Adj. EBITDA Margin

Revenue of $45 million increased 83% vs. prior year

- CyrusOne contributed $23 million

Adjusted EBITDA of $26 million increased 98% vs prior year

- CyrusOne contributed $14 million

CyrusOne has performed as expected

Adjusted EBITDA margin of 57%

Cincinnati Bell

Data Center Utilization Update



Data Center Capacity
(sq ft in thousands)
86%
87
534
87%
83
538
88%
76
563
90%
68
591
90%
69
600
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
at quarter end
Utilized
Available

Square feet available increased to 669k

- Increase of 8% from Q2 2010

Utilization maintained at 90%

Square footage by year end will increase by approximately 120K sq ft. compared to December 2010

- Incremental space being built in Austin, Dallas, Houston and Cincinnati
- First phase of London facility will be on-line in Q3 (20% pre-sold)

Cincinnati Bell

Q2 2011 and 2010 Income Statement

(Unaudited, $'s in millions except per share amounts)

	Three Months Ended June 30, 2011	Three Months Ended June 30, 2010	Change $	Change %
Revenue	$ 367.5	$ 338.6	$ 28.9	9%
Costs and expenses				
Cost of services and products	169.0	146.0	23.0	16%
Selling, general and administrative	66.6	67.2	(0.6)	(1%)
Depreciation and amortization	48.8	41.3	7.5	18%
Restructuring charges	-	5.2	(5.2)	n/m
Curtailment loss	4.2	-	4.2	n/m
Acquisition costs	0.8	9.1	(8.3)	(91%)
Asset impairment	0.5	-	0.5	n/m
Operating income	77.6	69.8	7.8	11%
Interest expense	53.4	42.4	11.0	26%
Loss on extinguishment of debt	-	10.4	(10.4)	n/m
Other expense, net	-	0.2	(0.2)	n/m
Income before income taxes	24.2	16.8	7.4	44%
Income tax expense	10.7	7.2	3.5	49%
Net income	13.5	9.6	3.9	41%
Preferred stock dividends	2.6	2.6	-	0%
Net income applicable to common shareowners	$ 10.9	$ 7.0	$ 3.9	56%
Basic earnings per common share	$ 0.06	$ 0.03		
Diluted earnings per common share	$ 0.05	$ 0.03		

Diluted Earnings Per Share



$0.03
$0.05
$0.13
$0.13
Q2 2010
Q2 2011
YTD 2010
YTD 2011

Diluted EPS of $0.05 and $0.13 for Q2 and YTD 2011

- Compared to diluted EPS of $0.03 for Q2 2010 and $0.13 for YTD 2010

For the quarter:

- Higher operating income without losses on debt extinguishment and significant acquisition costs

For year-to-date:

- Higher operating income in 2011 and fewer one time debt and acquisition charges were offset by higher interest expense, depreciation, and amortization

Q2 2011 Free Cash Flow

Cincinnati Bell℠


($'s in millions)
$7
($9)
($19)
$31
($4)
$4
$10
Q2 2010 FCF
Adjusted EBITDA
Capex
Interest Payments
Pension and Postretirement Payments
Other Working Capital
Q2 2011 FCF

FCF of $10M decreased $21M year over year

- Higher interest payments and capital expenditures more than offset increased earnings

Data center capital spending is expected to accelerate in the second half of 2011

Cincinnati Bell

Revised 2011 Earnings Guidance

	Original 2011 Guidance	Revised 2011 Guidance
Revenue	$ 1.4 billion	$ 1.4 billion
Adjusted EBITDA*	Approx. $530 million	Approx. $545 million
Free Cash Flow	Approx. $5 million	Approx. $5 million

* Plus or minus 2 percent; reflects 2011 definition of Adjusted EBITDA